SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 7, 1995
                                                 ----------------


                            FORD MOTOR COMPANY
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      1-3950                                     38-0549190
- ------------------------                ---------------------------------
(Commission File Number)                (IRS Employer Identification No.)

The American Road, Dearborn, Michigan                        48121
- ---------------------------------------                    ---------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000
                                                   ------------

Item 5. Other Events.
- --------------------

     The Consolidated Financial Statements of Ford Motor Company and Subsidiaries for the year ended and at December 31, 1994, together with the Report on Examination thereof by Coopers & Lybrand, independent certified public accountants, filed as Exhibit 20 to this Current Report on Form 8-K, are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
- ---------------------------------------------------------------------------

                              EXHIBITS
                              --------

Designation       Description                           Method of Filing
- -----------       -----------                           ----------------

Exhibit 20        Consolidated Financial Statements    Filed with this Report.
                  of Ford and Subsidiaries for the
                  year ended and at December 31, 1994,
                  together with the Report on Examination
                  thereof by Coopers & Lybrand, independent certified public accountants.

Exhibit 23        Consent of Experts.                  Filed with this Report.

Exhibit 27.1      Financial Data Schedule -            Filed with this Report.
                  Automotive

Exhibit 27.2      Financial Data Schedule -            Filed with this Report.
                  Financial Services

Exhibit 27.3      Financial Data Schedule -            Filed with this Report.
                  Consolidated


                               SIGNATURE
                               ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR COMPANY
                                                (Registrant)

Date:  February 7, 1995                       By:/s/T. J. DeZure
                                                    T. J. DeZure
                                                    Assistant Secretary

                                EXHIBIT INDEX
                                -------------

Designation               Description                    Page
- -----------               -----------                    ----

Exhibit 20        Consolidated Financial Statements
                  of Ford and Subsidiaries for the
                  year ended and at December 31, 1994,
                  together with the Report on Examination
                  thereof by Coopers & Lybrand, independent certified public accountants.

Exhibit 23        Consent of Exports.

Exhibit 27.1      Financial Data Schedule -
                  Automotive

Exhibit 27.2      Financial Data Schedule -
                  Financial Services

Exhibit 27.3      Financial Data Schedule -
                  Consolidated



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